Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (the “Bank”), hereby constitutes and appoints JAMES DIMON, WILLIAM B. HARRISON JR., MICHAEL J. CAVANAGH, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, MARK I. KLEINMAN, STEPHEN R. ETHERINGTON and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder, in connection with the filing of the accompanying registration statement under the Act for the registration of one or more series of asset-backed securities to be issued by one or more trusts to be formed by the Bank representing beneficial ownership interests in, or debt obligations secured by, retail installment sales contracts, purchase money notes or other notes secured by motor vehicles originated or acquired by the Bank and its subsidiaries and affiliates pursuant to the resolutions adopted by the Board of Directors of the Bank on January 18, 2005, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both, in such capacity or capacities, to such registration statement, including without limitation, the prospectus and prospectus supplement contained therein, and any and all amendments, including post-effective amendments and exhibits thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the “Registration Statements”) to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with the Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 9, 2006.

/s/ James Dimon
James Dimon
Principal Executive Officer and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (the “Bank”), hereby constitutes and appoints JAMES DIMON, WILLIAM B. HARRISON JR., MICHAEL J. CAVANAGH, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, MARK I. KLEINMAN, STEPHEN R. ETHERINGTON and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder, in connection with the filing of the accompanying registration statement under the Act for the registration of one or more series of asset-backed securities to be issued by one or more trusts to be formed by the Bank representing beneficial ownership interests in, or debt obligations secured by, retail installment sales contracts, purchase money notes or other notes secured by motor vehicles originated or acquired by the Bank and its subsidiaries and affiliates pursuant to the resolutions adopted by the Board of Directors of the Bank on January 18, 2005, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both, in such capacity or capacities, to such registration statement, including without limitation, the prospectus and prospectus supplement contained therein, and any and all amendments, including post-effective amendments and exhibits thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the “Registration Statements”) to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with the Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 9, 2006.

/s/ Joseph L. Sclafini
Joseph L. Sclafani
Principal Accounting Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (the “Bank”), hereby constitutes and appoints JAMES DIMON, WILLIAM B. HARRISON JR., MICHAEL J. CAVANAGH, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, MARK I. KLEINMAN, STEPHEN R. ETHERINGTON and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder, in connection with the filing of the accompanying registration statement under the Act for the registration of one or more series of asset-backed securities to be issued by one or more trusts to be formed by the Bank representing beneficial ownership interests in, or debt obligations secured by, retail installment sales contracts, purchase money notes or other notes secured by motor vehicles originated or acquired by the Bank and its subsidiaries and affiliates pursuant to the resolutions adopted by the Board of Directors of the Bank on January 18, 2005, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both, in such capacity or capacities, to such registration statement, including without limitation, the prospectus and prospectus supplement contained therein, and any and all amendments, including post-effective amendments and exhibits thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the “Registration Statements”) to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with the Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 9, 2006.

/s/ William B. Harrison, Jr.
William B. Harrison, Jr.
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (the “Bank”), hereby constitutes and appoints JAMES DIMON, WILLIAM B. HARRISON JR., MICHAEL J. CAVANAGH, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, MARK I. KLEINMAN, STEPHEN R. ETHERINGTON and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder, in connection with the filing of the accompanying registration statement under the Act for the registration of one or more series of asset-backed securities to be issued by one or more trusts to be formed by the Bank representing beneficial ownership interests in, or debt obligations secured by, retail installment sales contracts, purchase money notes or other notes secured by motor vehicles originated or acquired by the Bank and its subsidiaries and affiliates pursuant to the resolutions adopted by the Board of Directors of the Bank on January 18, 2005, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both, in such capacity or capacities, to such registration statement, including without limitation, the prospectus and prospectus supplement contained therein, and any and all amendments, including post-effective amendments and exhibits thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the “Registration Statements”) to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with the Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 9, 2006.

/s/ Michael J. Cavanagh
Michael J. Cavanagh
Principal Financial Officer and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (the “Bank”), hereby constitutes and appoints JAMES DIMON, WILLIAM B. HARRISON JR., MICHAEL J. CAVANAGH, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, MARK I. KLEINMAN, STEPHEN R. ETHERINGTON and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Bank to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder, in connection with the filing of the accompanying registration statement under the Act for the registration of one or more series of asset-backed securities to be issued by one or more trusts to be formed by the Bank representing beneficial ownership interests in, or debt obligations secured by, retail installment sales contracts, purchase money notes or other notes secured by motor vehicles originated or acquired by the Bank and its subsidiaries and affiliates pursuant to the resolutions adopted by the Board of Directors of the Bank on January 18, 2005, including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both, in such capacity or capacities, to such registration statement, including without limitation, the prospectus and prospectus supplement contained therein, and any and all amendments, including post-effective amendments and exhibits thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the “Registration Statements”) to be filed with the SEC, and to sign any and all instruments or documents to be filed as a part of or in connection with the Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 9, 2006.

/s/ Don M. Wilson III
Don M. Wilson III
Director